EXHIBIT 99.1

FOR IMMEDIATE RELEASE

GlobalTech Corporation Approved for Quotation on OTCQB Venture Market, Advancing Capital Markets Strategy

Company Enhances Transparency, Expands Investor Access, and Continues Progression Toward Potential Nasdaq Listing

Reno, Nev., March 26, 2026 — GlobalTech Corporation (“GlobalTech” or the “Company”) (OTCQB: GLTK) today announced that its common stock has been approved for quotation on the OTCQB Venture Market, operated by OTC Markets Group Inc. This advancement represents a key milestone in the Company’s capital markets strategy, enhancing transparency, expanding investor access, and positioning GlobalTech for continued progression toward a potential national exchange listing.

The uplisting from the OTCID to the OTCQB reflects GlobalTech’s continued advancement in corporate governance, financial reporting, and capital markets readiness. Companies quoted on the OTCQB are required to be current in their Securities and Exchange Commission (SEC) reporting obligations and meet ongoing verification and compliance standards.

“Approval for quotation on the OTCQB represents a disciplined step forward in GlobalTech’s capital markets progression,” said Dan Green, Chief Executive Officer of GlobalTech. “This milestone enhances our visibility, transparency, and accessibility to a broader investor audience, while positioning the Company to advance toward a potential Nasdaq listing and align its public market profile with the scale of around $50 million plus in revenue base and operating subsidiaries.”

The Company views the OTCQB uplisting as an important step in its broader strategy to expand institutional engagement, improve trading liquidity, and align its public market profile with the scale and growth of its operating subsidiaries.

GlobalTech has submitted an application to uplist its common stock to the Nasdaq Capital Market as part of its broader capital markets strategy. While the application remains under review and the Company continues to work toward meeting applicable listing requirements, GlobalTech views a potential Nasdaq listing as a key step in expanding institutional access and enhancing long-term shareholder value.

About GlobalTech Corporation

GlobalTech Corporation is a publicly traded technology platform company focused on acquiring, integrating, and scaling operating businesses across telecommunications, artificial intelligence, data infrastructure, and consumer-facing digital platforms.

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The Company combines real operating assets with a centralized engineering and commercialization capability to develop and deploy AI-driven products across its portfolio. Through this model, GlobalTech leverages its operating subsidiaries as live environments to validate, refine, and scale technology solutions, accelerating commercialization while reducing traditional development risk.

GlobalTech’s strategy is centered on disciplined capital deployment, operational integration, and building a scalable platform designed to drive long-term revenue growth and shareholder value.

For additional information, please visit: www.globaltechcorporation.com

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements within the meaning of applicable securities laws. These statements reflect management’s current expectations, assumptions, and projections regarding future events and operating performance and are subject to a number of risks and uncertainties that could cause actual results to differ materially.

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our ability to obtain approval from Nasdaq for an uplisting of our common stock onto Nasdaq, as well as our ability to meet Nasdaq’s initial listing criteria, which we do not currently meet, our ability to consolidate 123 Investments Limited’s (“123 Investments”) operations into ours, our strategic plans, treasury management, expected benefits of integrating 123 Investments’ operations; our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan and the United Kingdom; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock, including upon conversion of certain outstanding convertible notes; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan and the United Kingdom, and their assets are in Pakistan and the United Kingdom, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

ArcStone Branding Inc

416-809-7521

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